UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2007

ROCK OF AGES CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	0-29464	03-0153200
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

772 Graniteville Road, Graniteville Vermont	05654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (802) 476-3121

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ROCK OF AGES CORPORATION
FORM 8-K
Item 7.01 Regulation FD Disclosure
On October 18, 2007, the Company issued a press release to announce it would be reporting results for the third quarter ending September 30, 2007 on Tuesday, October 30, 2007, and a conference call has been scheduled for that morning at 11:00 a.m. EDT to discuss the Company’s results. A copy of the press release is furnished (not filed) as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated October 18, 2007

ROCK OF AGES CORPORATION
FORM 8-K
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK OF AGES CORPORATION
Dated: October 18, 2007	By:	/s/ Michael B. Tule
Michael B. Tule
Senior Vice President/General Counsel

Exhibit Index

Number	Description
99.1	Press Release dated October 18, 2007

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